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                                                                   EXHIBIT 10.14


THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Warrant No. 1                                                  December 28, 1995


                          COMMON STOCK PURCHASE WARRANT


             This certifies that, for value received, _________________________ __________ and permitted assigns (the "Holder"), is entitled to purchase on the terms and conditions contained herein from Financial Pacific Insurance Group, Inc., a Delaware corporation (the "Corporation"), ______ shares (subject to adjustment as set forth in sections 4 and 5 below, the "Warrant Shares") of the Corporation's Common Stock, $.001 par value per share (the "Common Stock"), at the Warrant Purchase Price (subject to adjustment as set forth in Section 4 below) at any time on or after the date hereof, subject to Section 1.2, and prior to January 1, 2004 (the "Exercise Period"), on surrender to the Corporation at its principal office at 8583 Elder Creek Road, Suite 100, Sacramento, California 95828 (or at such other location as the Corporation may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by certified or cashier's check of the Warrant Purchase Price for the appropriate number of Warrant Shares for which this Warrant is being exercised, as determined in accordance with the provisions hereof. In lieu of paying cash upon exercise of this Warrant, the Holder may elect to either (i) make a cashless exercise, in which event the Holder will be entitled to receive the Warrant Shares minus the number of shares of Common Stock valued based on the Current Market Value (as defined below) equal to the Warrant Purchase Price, or
(ii) cancel indebtedness of the Corporation to the Holder in an equivalent face amount.

             The "Warrant Purchase Price" shall equal 1.4 times the per share book value of the Corporation's Common Stock as set forth on the audited financial statements of the Corporation dated December 31, 1995, prepared in accordance with GAAP, consistently applied. The Warrant Purchase Price is subject to adjustment pursuant to Section 4 hereof.

             This Warrant is subject to the following terms and conditions:



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             1. Exercise; Issuance of Certificates; Payment; Definition.

                      1.1 Optional Exercise. Subject to Section 1.2 hereof and to the limitations on exercise set forth in Section 2 hereof, this Warrant is exercisable at the option of the Holder, from time to time during the Exercise Period, for all or any part of the Warrant Shares. The Corporation agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time after this Warrant has been exercised, and, in case of a purchase of less than all the Warrant Shares, the Corporation shall cancel this Warrant and, within a reasonable period of time, shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Warrant Shares. Each stock certificate so delivered shall be registered in the name of the Holder or such other name as shall be designated thereby, subject to the limitations contained in Section 2.

                      1.2 Mandatory Exercise. Notwithstanding any provision herein to the contrary, this Warrant must be exercised by the Holder, if at all, upon the effective date of a registration statement filed pursuant to the Securities Act of 1933, as amended (other than a registration relating solely to a transaction under Rule 145 under such Act or any successor thereto, or an employee benefit plan of the Corporation), in connection with the sale of the Corporation's Common Stock in a firm commitment, underwritten public offering with gross proceeds to be received by the Corporation which equal or exceed $10,000,000 and a public offering price of the Common Stock of not less than $5,000 per share (as adjusted for stock splits, dividends or other recapitalization transactions) (an "Initial Public Offering"). The Corporation shall give the Holder not less than 15 days notice of the expected date of the effectiveness of such registration statement. Not later than the effective date, the Holder shall give the Corporation notice to the effect that (i) the Holder does not elect to exercise this Warrant, (ii) the Holder elects to make a cash exercise of this Warrant (which notice shall be accompanied by the payment of the Warrant Purchase Price) or (iii) the Holder elects to make a cashless exercise of this Warrant as provided in the first paragraph hereof. If the Holder does not give any notice to the Corporation, the Holder shall be deemed to have elected to make a cashless exercise of this Warrant.

                      1.3 Definitions. As used herein, the following terms shall have the following meanings:

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             "Current Market Value" per share of Common Stock means (i) if an
Initial Public Offering of the Common Stock has taken place, the price at the close of the market on the first day of trading of such Common Stock following the effectiveness of a registration statement for the Common Stock and (ii) if no Initial Public Offering has taken place, the Fair Market Value of the Common Stock based upon the Fair Market Value of 100% of the Corporation if sold as a going concern and without regard to any discount for the lack of liquidity or on the basis that the relevant shares of Common Stock do not constitute a majority or controlling interest in the Corporation and assuming the exercise of all warrants, convertible securities, options or other rights to subscribe for or purchase any additional shares of Common Stock or securities convertible or exchangeable into Common Stock.

             "Fair Market Value" shall mean the value obtainable upon a sale in an arm's length transaction to an unaffiliated third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to act, with equity to both, as determined by the Board in good faith; provided, however, that if the Holder shall dispute the Fair Market Value as determined by the Board, the Holder may undertake to have the Holder and the Corporation retain an Independent Expert. The determination of Fair Market Value by the Independent Expert shall be final, binding and conclusive on the Corporation and the Holder. All costs and expenses of the Independent Expert shall be borne by the Holder, unless the determination of Fair Market Value by the Independent Expert is more than 5% more favorable to the Corporation than the Fair Market value determined by the Board, in which event the cost of the Independent Expert shall be shared equally by the Holder and the Corporation, or more than 10% more favorable to the Corporation than the Fair Market Value determined by the Board, in which event the cost of the Independent Expert shall be borne solely by the Corporation.

             "Independent Expert" shall mean an investment banking firm reasonably agreeable to the Corporation and the Holder who does not (and whose affiliates do not) have a financial interest in the Corporation or any of its stockholders.

             2. Limitation on Transfer and Exercise. Notwithstanding the provisions of Section 1, the Corporation shall not be required to deliver any certificate for shares of Common Stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of Sections 8 and 9 hereof.

             3. Due Authorization and Issuance; Reservation of Issuance. The Corporation covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this W arrant will, upon issuance, be duly

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authorized, validly issued, fully paid and nonassessable shares of the Common
Stock of the Corporation, free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of authorized but unissued shares of Common Stock, or other securities and property, when and as required to provide for the exercise of this Warrant.

             4. Adjustments to Warrant Purchase Price. The Warrant Purchase Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Warrant Purchase Price"). Upon each adjustment of the Warrant Purchase Price, the Holder shall thereafter be entitled to purchase, at the Warrant Purchase Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Warrant Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Warrant Purchase Price resulting from such adjustment.

             4.1 Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of stock split, stock dividend or similar event, the Warrant Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of reverse stock split or similar event, the Warrant Purchase Price in effect immediately prior to such combination shall be proportionately increased.

             4.2 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as

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may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Warrant Purchase Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

             4.3 Issuance of Certain Additional Shares. If the Corporation shall sell or issue to any person any shares of Common Stock or any securities, options, warrants or rights entitling any person to subscribe for, purchase, convert or exchange into shares of Common Stock (other than (i) sales or issuances to officers or employees of, or consultants or advisors to, the Corporation pursuant to any stock incentive plan or arrangement approved by the Corporation's Board of Directors and (ii) shares issued upon the conversion of shares of Series A Convertible Preferred Stock) at a price per share of Common Stock, or having an exercise price per share of Common Stock, as the case may be, that is less than the Current Market Value of Common Stock on the date of issuance (such shares being referred to as the "Below Market Shares"), the Warrant Purchase Price shall be adjusted on and after the date of such sale or issuance by multiplying the Warrant Purchase Price by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date plus the number of shares of Common Stock that the aggregate purchase price or exercise price of such Below Market Shares would purchase at the Current Market Value, and of which the denominator shall be the number of shares of Common Stock outstanding on such date plus the number of Below Market Shares. The adjustment to the Warrant Purchase Price set forth above shall be made successively whenever a sale or issuance of Below Market Shares occurs; provided, however, that, if any such options, warrants or rights expire without the issuance of shares of Common Stock, then the Warrant Purchase


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Price shall again be adjusted to equal the Warrant Purchase Price in effect had such issuance of Below Market Shares not occurred.

             4.4 Notice of Adjustment. Upon any adjustment of the Warrant Purchase Price and/or number of Warrant Shares, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address thereof as shown on the books of the Corporation. The notice shall state the Warrant Purchase Price and/or number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

             5. Issue Tax. The issuance of shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any shares of Common Stock in a name other than that of the then Holder of this Warrant.

             6. Closing of Books. The Corporation will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise hereof.

             7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of Directors of the Corporation or any other matter or any rights whatsoever as a stockholder of the Corporation. No dividends or interest shall be payable or accrued in respect of this Warrant or the shares of Common Stock purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Warrant Purchase Price or as a stockholder of the Corporation, whether such liability is asserted by the Corporation or by its creditors.

             8. Restrictions on Transferability of Securities; Compliance with Securities Act.

             8.1 Restrictions on Transferability. The Warrant and the Common Stock issuable hereunder shall not be transferable except upon the conditions specified in this Section 8, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act").

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

Each holder of this Warrant or the Common Stock issuable hereunder will cause any proposed transferee of the Warrant or such Common Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in Section 8.

             8.2 Transfers Not Subject to Restrictions. Subject to Section 9 hereof, the Holder may sell, assign or transfer this Warrant to an affiliate, or to his parents, the parents of his spouse, his spouse or issue or adopted children, or to a trust established for the benefit of his parents, the parents of his spouse, his spouse, issue, adopted children, or himself, or dispose of them under his will.

             8.3 Restrictive Legend. Each certificate representing (a) this Warrant, (b) the shares of Common Stock or other securities issued upon exercise of the Warrant and (c) any other securities issued in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (collectively, the "Restricted Securities"), shall (unless otherwise permitted by the provisions of Section 8.4 below or unless such securities have been registered under the Securities Act) be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

             THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

             Upon request of a holder of such a certificate, the Corporation shall remove the foregoing legend therefrom or issue to such holder a new certificate therefor free of any transfer legend, if, with such request, the Corporation shall have received either the opinion referred to in Section 8.4(a) or the "no-action" letter referred to in Section 8.4(b) to the effect that any transfer by such holder of the securities evidenced by such certificate will be exempt from the registration and/or qualification requirements of, and that such legend is not required in order to establish compliance with, the Securities Act, and if applicable, any state securities laws under which transfer restrictions on such securities had been previously imposed.

             8.4 Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of

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
this Section 8.4. Prior to any proposed transfer of any Restricted Securities, the holder thereof shall give written notice to the Corporation of such holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied by either (a) an unqualified written legal opinion addressed to the Corporation from counsel who shall be reasonably satisfactory to the Corporation, which opinion shall be reasonably satisfactory in form and substance to the Corporation's counsel, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act and any applicable state securities laws, or (b) a "no-action" letter from the Securities and Exchange Commission (and any necessary state securities administrator) to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission (or such administrators) that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Corporation. Each certificate evidencing. the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 8.4 above.

             8.5 Required Approvals. Notwithstanding anything to the contrary contained herein, if any exercise of this Warrant would result in a change in "control" of the Corporation, as defined in Section 1215(b) of the, California Insurance Code, then such exercise shall be delayed until such time as the approval of the California Department of Insurance is obtained.

             9. Transferability of Warrant. Each qualified transferee of this Warrant must, prior to the acknowledgment and acceptance of such transfer by the Corporation, agree to take and hold this Warrant subject to the provisions specified herein. Any such permitted transfers may be made without charge to the Holder (except for transfer taxes) , at the office or agency of the Corporation referred to in the first paragraph of this Warrant, by the Holder or by its duly authorized attorney, upon surrender of this Warrant properly endorsed.

             10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Corporation, of the Holder and of the holder of shares of Common Stock issued upon exercise of this Warrant contained in Sections 8, 9 and 10 shall survive the exercise of this Warrant.

             11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.


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
             12. Notices. Any notice, request or other document required or permitted to be given or delivered to the record Holder or the Corporation shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Corporation or to the Corporation at the address indicated therefor in the first paragraph of this Warrant.

             13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets, and all of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive such merger, consolidation or acquisition and all of the covenants and agreements of the Corporation shall inure to the benefit of the permitted successors and assigns of the Holder.

             14. Descriptive Headings; Governing Law. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware without regard to conflicts of laws principles thereof.

             15. Lost Warrant or Certificates. The Corporation represents and warrants to the Holder that upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant or certificate evidencing shares of Common Stock issued on exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Corporation, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Corporation will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

             16. Expiration of Warrant. Subject to Section 1.2 hereof, this warrant shall expire and shall no longer be exercisable on or after January 1, 2004.

             17. Note and Warrant Purchase Agreement. This Warrant is one of the Common Stock Purchase Warrants (the "Warrants", such term to include all Warrants in substitution therefor) originally authorized for issuance pursuant to the Note and Warrant Purchase Agreement (the "Note and Warrant Purchase Agreement"), dated as of December 28, 1995, between the Corporation and certain institutional investors, copies of which are on file at the principal office of the Corporation in Sacramento, California. The holder of this Warrant is entitled to the benefits of the

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
Note and Warrant Purchase Agreement and may enforce the agreements of the Corporation contained therein, all in accordance with the terms thereof. Certain terms used in this Warrant not otherwise defined herein shall have the respective meanings specified in the Note and Warrant Purchase Agreement.

             18. Stockholders Agreement. All Common Stock or other securities issuable upon exercise of this Warrant shall be subject to all of the provisions of and shall be entitled to the benefits of the Stockholders Agreement dated as of September 7, 1993 by and among the Corporation and the stockholders of the Corporation as of such date (the "Stockholders Agreement"). Upon such exercise, the holder of the Common Stock or other securities issuable hereunder shall become a "Stockholder" under such Agreement, as the Stockholders Agreement may have been modified, supplemented or amended prior to the date of such exercise. The provisions of this Section 19 shall not apply if the Stockholders Agreement has been terminated, either by agreement of the parties thereto or by its own terms, prior to the date of such exercise.

             19. Certain Events. In the event of the dissolution, liquidation or winding up of the Corporation, the rights to purchase Warrant Shares evidenced by this Warrant shall terminate and expire and the Holder of this Warrant shall be entitled to receive from the Corporation, after payment of all debts, obligations and liabilities of the Corporation and after payment of any liquidation preference on any class of capital stock of the Corporation having a preference as to such payments over the holders of Common Stock, payment in an amount equal to the product of (a) the amount by which the liquidating payment per share of Common Stock exceeds the Exercise Price, multiplied by (b) the number of shares of Common Stock purchasable pursuant to this Warrant.

             IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and issued by the officer or officers thereunto duly authorized as of this 28th day of December, 1995.

                                   FINANCIAL PACIFIC INSURANCE GROUP, INC., a Delaware Corporation


                                   By:  /s/
                                      ------------------------------------------
                                          President




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
                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To the Corporation:

      The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder,
__________________________________________________________________ (___________)
of the number of shares of Common Stock purchasable under this warrant and herewith makes payment of _____________________________________________________
Dollars ($_________) therefor, and requests that a     certificate(s) for such
shares be issued in the name of, and delivered to, ____________________________
_______________________________________________________________________________
_________________________________, whose address is ___________________________
_______________________________________________________________________________
____________________________________________________________.

      The undersigned represents that it is acquiring such shares of Common Stock for its own account for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

DATED:________________

                             __________________________________________________
                             (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                             Address:
                             __________________________________________________
                             __________________________________________________


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
                                       ASSIGNMENT FORM



             FOR VALUE RECEIVED, ____________________________________ hereby sells, assigns and transfers unto:

             Name:______________________________

             Address:___________________________
                     ___________________________

the right to purchase Common Stock represented by this Warrant to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________________________, attorney, to transfer the same on the books of the Corporation with full power of substitution in the premises.


Dated:___________________


                                   ________________________________________
                                   (Signature)




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